Exhibit 10.32

AMENDMENT #7 TO LICENSE AGREEMENT

This Amendment #7 to License Agreement (“Amendment #7”) is entered into as of the date of last signature below (“Amendment #7 Effective Date”) by and between Merck Sharp & Dohme Corp. (formerly known as Schering Corporation), a New Jersey corporation having a place of business at 2000 Galloping Hill Road, Kenilworth, NJ 07033 (“Merck”) and Eiger BioPharmaceuticals, Inc., a Delaware corporation having a place of business at 2155 Park Boulevard, CA 94306 (“Licensee”) (each of Merck and Licensee, a “Party”, and together, the “Parties”) to amend that certain License Agreement between the Parties dated September 3, 2010, as amended on January 18, 2011 and subsequently first amended June 11, 2013, as second amended November 20, 2014, as third amended March 6, 2015, as fourth amended June 9, 2015, as fifth amended December 15, 2015, as sixth amended on May 15, 2018 (collectively, the “Agreement”).

IN CONSIDERATION OF the mutual promises and covenants contained herein, the parties agree as follows:

1.	Definitions
a.	The following definition in Article I is hereby deleted and replaced with the following:

“Progeria” shall mean Hutchinson-Gilford Progeria Syndrome and Progeroid Laminopathies.

2.	Except as set forth herein, all capitalized terms not defined in this Amendment #7 shall have the meaning given to them in the Agreement.
3.	In the event of any inconsistency between the terms of this Amendment #7 and the terms of the Agreement, the terms of this Amendment #7 shall govern.
4.	Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment #7 by their duly authorized representatives as of the Amendment #7 Effective Date.

Eiger BioPharmaceuticals, Inc.		Merck Sharp & Dohme Corp.

By:	/s/ Sriram Ryali	By:	/s/ Benjamin Thorner

Name:	Sriram Ryali	Name:	Benjamin Thorner

Title:	Chief Financial Officer	Title:	SVP & Head of BD&L, MRL

Date:	November 3, 2020	Date:	November 3, 2020